Exhibit 99.2

October 24, 2017

SHENG YING ENTERTAINMENT CORP.

Avenida Doutor Mario Soares N. 320

Edificio Finance & IT Centre

5 Andar A

Macau

Attn: Board of Directors

RE: Resignation

Dear Sirs:

Please be advised that, effective this date, I herewith, without reservation or qualification, respectfully resign as Director, CEO and President of the Company.

I have very much enjoyed serving the Company and am resigning solely to pursue other business interests.

Very Sincerely,

/s/ Kok Chee

Kok Chee LEE

cc:    Incorp. Services, Inc. (Registered Agent)

3773 Howard Hughes Parkway, Suite 500S

Las Vegas, NV 89169-6015

1

October 25, 2017

SHENG YING ENTERTAINMENT CORP.

Avenida Doutor Mario Soares N. 320

Edificio Finance & IT Centre

5 Andar A

Macau

Attn: Board of Directors

RE: Resignation

Dear Sirs:

Please be advised that, effective this date, I herewith, without reservation or qualification, respectfully resign as Director, CFO of the Company.

I have very much enjoyed serving the Company and am resigning solely to pursue other business interests.

Very Sincerely,

/s/ Siew Heok Ong

Siew Heok Ong

cc:    Incorp. Services, Inc. (Registered Agent)

3773 Howard Hughes Parkway, Suite 500S

Las Vegas, NV 89169-6015

2

October 25, 2017

SHENG YING ENTERTAINMENT CORP.

Avenida Doutor Mario Soares N. 320

Edificio Finance & IT Centre

5 Andar A

Macau

Attn: Board of Directors

RE: Resignation

Dear Sirs:

Please be advised that, effective this date, I herewith, without reservation or qualification, respectfully resign as Director, COO of the Company.

I have very much enjoyed serving the Company and am resigning solely to pursue other business interests.

Very Sincerely,

/s/ Sreyneang Jin

Sreyneang Jin

cc:    Incorp. Services, Inc. (Registered Agent)

3773 Howard Hughes Parkway, Suite 500S

Las Vegas, NV 89169-6015

3